Exhibit 99.1
NEWS RELEASE

Broadcom Business Press Contact	Broadcom Investor Relations Contact
Bill Blanning	T. Peter Andrew
Vice President, Global Media Relations	Vice President, Corporate Communications
949-926-5555	949-926-5663
blanning@broadcom.com	andrewtp@broadcom.com
Broadcom Reports First Quarter 2010 Results
Record Quarterly Net Revenue — Up 71% from Prior Year
Conference Call to be Webcast Today at 1:45 p.m. Pacific Time
IRVINE, Calif. —April 27, 2010 — Broadcom Corporation (Nasdaq: BRCM) today reported unaudited financial results for its first quarter ended March 31, 2010.
Net revenue for the first quarter of 2010 was a record $1.46 billion. This represents an increase in net revenue of 8.9% compared with the $1.34 billion reported for the fourth quarter of 2009 and an increase of 71.3% compared with the $853 million reported for the first quarter of 2009. Net income computed in accordance with U.S. generally accepted accounting principles (GAAP) for the first quarter of 2010 was $210 million, or $.40 per share (diluted), compared with GAAP net income of $59 million, or $.11 per share (diluted), for the fourth quarter of 2009, and a GAAP net loss of $92 million, or $.19 net loss per share (basic and diluted), for the first quarter of 2009.
For a discussion of non-recurring transactions and their related accounting impact for all periods presented, see the “Unaudited Supplementary Financial Data” schedule below.
“Broadcom delivered record revenues in the first quarter of 2010,” said Scott A. McGregor, Broadcom’s President and Chief Executive Officer. “Our focus to increase expenses more slowly than revenue produced solid operating margins and record
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Broadcom Reports First Quarter 2010 Results

earnings per share.”
“Demand for current products, coupled with new product introductions, should enable us to deliver strong sequential growth into the second quarter. Our products for the Home, Hand, and Infrastructure are extremely well positioned to deliver sustained profitable growth and will benefit from both improved global demand and the increasing role of communications in a connected world.”
Conference Call Information
As previously announced, Broadcom will conduct a conference call with analysts and investors to discuss its first quarter 2010 financial results and current financial prospects today at 1:45 p.m. Pacific Time (4:45 p.m. Eastern Time). The company will broadcast the conference call via webcast over the Internet. To listen to the webcast, or to view the financial and other statistical information required by Securities and Exchange Commission (SEC) Regulation G, please visit the Investors section of the Broadcom website at www.broadcom.com/investors. The webcast will be recorded and available for replay until 5:00 p.m. Pacific Time, June 28, 2010.
The financial results included in this release are unaudited.
About Broadcom
Broadcom Corporation is a major technology innovator and global leader in semiconductors for wired and wireless communications. Broadcom® products enable the delivery of voice, video, data and multimedia to and throughout the home, the office and the mobile environment. We provide the industry’s broadest portfolio of state-of-the-art system-on-a-chip and software solutions to manufacturers of computing and networking equipment, digital entertainment and broadband access products, and mobile devices. These solutions support our core mission: Connecting everything®.
Broadcom, one of the world’s largest fabless communications semiconductor companies, with 2009 revenue of $4.49 billion, holds more than 4,050 U.S. and 1,650 foreign
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Broadcom Reports First Quarter 2010 Results

patents, and has more than 7,900 additional pending patent applications, and one of the broadest intellectual property portfolios addressing both wired and wireless transmission of voice, video, data and multimedia.
A FORTUNE 500® company, Broadcom is headquartered in Irvine, Calif., and has offices and research facilities in North America, Asia and Europe. Broadcom may be contacted at +1.949.926.5000 or at www.broadcom.com.
Cautions regarding Forward-Looking Statements:
All statements included or incorporated by reference in this release and the related conference call for analysts and investors, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on our current expectations, estimates and projections about our business and industry, management’s beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. Examples of such forward-looking statements include, but are not limited to, guidance provided on future revenue, gross product margin and operating expense targets for the second quarter of 2010, references to the positioning of our products and statements about opportunities within the wired and wireless communication markets. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement.
These risks and uncertainties include, but are not limited to:
•	general economic and political conditions and specific conditions in the markets we address, including the continuing volatility in the technology sector and semiconductor industry, the recent global economic recession, trends in the broadband communications markets in various geographic regions, including seasonality in sales of consumer electronic products into which our products are incorporated;

•	the timing, rescheduling or cancellation of significant customer orders and our ability, as well as the ability of our customers, to manage inventory;

•	our ability to adjust our operations in response to changes in demand for our existing products and services or demand for new products requested by our customers;
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Broadcom Reports First Quarter 2010 Results

•	the effectiveness of our expense and product cost control and reduction efforts;

•	our ability to specify, develop or acquire, complete, introduce, market and transition to volume production new products and technologies in a cost-effective and timely manner;

•	our ability to timely and accurately predict market requirements and evolving industry standards and to identify opportunities in new markets;

•	the rate at which our present and future customers and end-users adopt Broadcom’s technologies and products in our target markets;

•	the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development through volume production, integration issues, potential contractual, intellectual property or employment issues and the risk that anticipated benefits of an acquisition may not be realized;

•	changes in current or future laws or the imposition of new laws or regulations, including new or changed tax regulations, or changes in the interpretation or enforcement of those laws or regulations;

•	our dependence on a few significant customers for a substantial portion of our revenue;

•	competitive pressures and other factors such as the qualification, availability and pricing of competing products and technologies and the resulting effects on sales and pricing of our products;

•	intellectual property disputes and customer and directors’ and officers’ indemnification claims and other types of litigation risk;

•	the quality of our products and any potential remediation costs;

•	our ability to retain, recruit and hire key executives, technical personnel and other employees in the positions and numbers, with the experience and capabilities, and at the compensation levels needed to implement our business and product plans;

•	the risks and uncertainties associated with our international operations;

•	the risks and uncertainties resulting from Broadcom’s equity award review, including pending and potential new claims and proceedings related to such matters, such as shareholder litigation and any action by the U.S. Attorney’s Office or other governmental agency that has resulted in, and could result in further, civil or criminal sanctions against the company and/or certain of our current or former officers, directors or employees, or other actions taken or required as a result of the review and the risk that we are unable to finalize the preliminary settlement of the securities class action litigation pending against us. In addition, in exchange for receiving certain payments from our directors’ and officers’ liability insurance carriers under the partial derivative litigation settlement and the insurance agreement with those carriers, and subject to the terms described more completely therein, we agreed to relinquish the right to further recovery from those carriers as to the matters described above;

•	the volume of our product sales and pricing concessions on volume sales;

•	the availability and pricing of third party semiconductor foundry, assembly and test capacity and raw materials;
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Broadcom Reports First Quarter 2010 Results

•	fluctuations in the manufacturing yields of our third party semiconductor foundries and other problems or delays in the fabrication, assembly, testing or delivery of our products;

•	the risks of producing products with new suppliers and at new fabrication and assembly and test facilities;

•	changes in our product or customer mix;

•	problems, costs or delays that we may face in shifting our products to smaller geometry process technologies and in achieving higher levels of design integration;

•	delays in the adoption and acceptance of industry standards in our target markets;

•	the timing of customer-industry qualification and certification of our products and the risks of non-qualification or non-certification; and

•	the level of orders received that can be shipped in a fiscal quarter.
Our Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss the foregoing risks as well as other important risk factors that could contribute to such differences or otherwise affect our business, results of operations and financial condition. The forward-looking statements in this release and the related conference call for analysts and investors speak only as of the date they are made. We undertake no obligation to revise or update publicly any forward-looking statement, except as required by law.
Broadcom®, the pulse logo, Connecting everything®, and the Connecting everything logo are among the trademarks of Broadcom Corporation and/or its affiliates in the United States, certain other countries and/or the EU. Any other trademarks or trade names mentioned are the property of their respective owners.
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Broadcom Reports First Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three Months Ended
	March 31,
	2010	2009
Net revenue:
Product revenue	$1,404,344	$828,230
Income from Qualcomm Agreement	51,674	—
Licensing revenue	6,281	25,206

Total net revenue	1,462,299	853,436
Costs and expenses:
Cost of product revenue	695,322	446,277
Research and development	420,844	372,724
Selling, general and administrative	132,908	125,048
Amortization of purchased intangible assets	2,647	4,159
Restructuring costs, net	430	7,111
Settlement costs, net	2,816	1,150

Total operating costs and expenses	1,254,967	956,469

Income (loss) from operations	207,332	(103,033)
Interest income, net	2,314	4,398
Other income, net	2,858	1,646

Income (loss) before income taxes	212,504	(96,989)
Provision (benefit) for income taxes	2,340	(5,049)

Net income (loss)	$210,164	$(91,940)

Net income (loss) per share (basic)	$.42	$(.19)

Net income (loss) per share (diluted)	$.40	$(.19)

Weighted average shares (basic)	495,359	490,195

Weighted average shares (diluted)	526,967	490,195

Dividends per share	$0.08	$—

     Certain prior period amounts in the unaudited condensed consolidated statements of operations have been reclassified to conform with the current period presentation of product revenue, income from Qualcomm Agreement and licensing revenue.
     The following table presents details of total stock-based compensation expense included in each functional line item in the unaudited condensed consolidated statements of operations above:

	Three Months Ended
	March 31,
	2010	2009
Cost of product revenue	$6,515	$5,877
Research and development	89,043	89,262
Selling, general and administrative	31,083	28,634
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Broadcom Reports First Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Condensed Consolidated Statements of Cash Flows
(In thousands)

	Three Months Ended
	March 31,
	2010	2009
Operating activities
Net income (loss)	$210,164	$(91,940)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	19,973	21,749
Stock-based compensation expense:
Stock options and other awards	35,416	46,744
Restricted stock units	91,225	77,029
Amortization of purchased intangible assets	9,866	8,272
Non-cash restructuring costs, net	—	2,663
Gain on sale of marketable securities	—	(1,046)
Changes in operating assets and liabilities:
Accounts receivable	(94,267)	17,446
Inventory	(33,762)	101,260
Prepaid expenses and other assets	13,190	(1,467)
Accounts payable	44,191	(76,616)
Deferred revenue and income	(9,526)	379
Accrued settlement costs	(893)	—
Other accrued and long-term liabilities	(17,761)	(13,763)

Net cash provided by operating activities	267,816	90,710

Investing activities
Net purchases of property and equipment	(18,153)	(12,457)
Net cash received from (paid for) acquired companies	(102,482)	2,139
Purchases of strategic investments	(5,000)	—
Purchases of marketable securities	(65,186)	(109,706)

Proceeds from sales and maturities of marketable securities	189,415	134,112

Net cash provided by (used in) in investing activities	(1,406)	14,088

Financing activities
Repurchases of Class A common stock	(153,952)	—
Dividends paid	(39,637)	—
Payment of assumed debt	(14,560)	—
Proceeds from issuance of common stock	82,157	4,805
Minimum tax withholding paid on behalf of employees for restricted stock units	(29,602)	(16,076)

Net cash used in financing activities	(155,594)	(11,271)

Increase in cash and cash equivalents	110,816	93,527
Cash and cash equivalents at beginning of period	1,397,093	1,190,645

Cash and cash equivalents at end of period	$1,507,909	$1,284,172

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

	March 31,	December 31,
	2010	2009
	(In thousands)
Cash and cash equivalents	$1,507,909	$1,397,093
Short-term marketable securities	536,198	532,281
Long-term marketable securities	310,919	438,616

Total cash, cash equivalents and marketable securities	$2,355,026	$2,367,990

Decrease from prior year end	$(12,964)

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Broadcom Reports First Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Condensed Consolidated Balance Sheets
(In thousands)

	March 31,	December 31,
	2010	2009
ASSETS
Current assets:
Cash and cash equivalents	$1,507,909	$1,397,093
Short-term marketable securities	536,198	532,281
Accounts receivable, net	607,186	508,627
Inventory	403,439	362,428
Prepaid expenses and other current assets	107,284	113,903

Total current assets	3,162,016	2,914,332
Property and equipment, net	227,586	229,317
Long-term marketable securities	310,919	438,616
Goodwill	1,372,666	1,329,614
Purchased intangible assets, net	216,968	150,927
Other assets	63,851	64,436

Total assets	$5,354,006	$5,127,242

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$479,216	$437,353
Wages and related benefits	148,223	190,315
Deferred revenue and income	77,864	87,388
Accrued liabilities	467,853	433,294

Total current liabilities	1,173,156	1,148,350
Long-term deferred revenue	606	608
Other long-term liabilities	85,754	86,438
Commitments and contingencies
Shareholders’ equity	4,094,490	3,891,846

Total liabilities and shareholders’ equity	$5,354,006	$5,127,242

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Broadcom Reports First Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Supplementary Financial Data
(In thousands)
     The following table presents details of supplementary financial data included in each functional line item in the unaudited condensed consolidated statements of operations:

	Three Months Ended
	March 31,
	2010	2009
Cost of product revenue:
Stock-based compensation	$6,515	$5,877
Amortization of purchased intangible assets	7,219	4,113
Amortization of acquired inventory valuation step-up	4,347	5,057

Research and development:
Stock-based compensation	89,043	89,262

Selling, general and administrative:
Stock-based compensation	31,083	28,634

Other operating costs and expenses:
Amortization of purchased intangible assets	2,647	4,159
Restructuring costs (1)	430	7,111
Settlement costs (2)	2,816	1,150

Other:
Employer payroll tax expense on certain stock option exercises	1,568	733
Non-operating gains	(4)	(7)

(1)	Recorded in connection with the company’s restructuring plans implemented in 2009.

(2)	Recorded $2.8 million in settlement costs in the three months ended March 31, 2010 for estimated settlements associated with, patent infringement claims, employment matters, and certain employment tax items.
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Broadcom Reports First Quarter 2010 Results

BROADCOM CORPORATION
Unaudited Supplementary Financial Data
(In thousands)

	Three Months Ended
	March 31, 2010	December 31, 2009	March 31, 2009
Product revenue	$1,404,344	$1,283,434	$828,230
Income from Qualcomm Agreement	51,674	51,674	—
Licensing revenue	6,281	7,638	25,206

Total net revenue	$1,462,299	$1,342,746	$853,436

Cost of product revenue	$695,322	$630,259	$446,277

Product gross margin	50.5%	50.9%	46.1%

Total gross margin	52.5%	53.1%	47.7%

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Broadcom Reports First Quarter 2010 Results

BROADCOM CORPORATION
Guidance for the Three Months Ending June 30, 2010

Three Months
Ending June 30, 2010
Total net revenue	up ~5% to ~12% from Q1 for a total net revenue range of $1,535 million to $1,635 million

Product gross margin	Flat from Q1

Research and development and selling, general and administrative expenses (including stock-based compensation)	up ~$20 million to ~$25 million from Q1
Broadcom has based the preceding guidance for the three months ending June 30, 2010 on expectations, assumptions and estimates that we believe are reasonable given our assessment of historical trends and other information reasonably available as of April 27, 2010. Our guidance consists of predictions only, however, and is subject to a wide range of known and unknown business risks and uncertainties, many of which are beyond our control. The forecasts and projections contained in the table above should not be regarded as representations by Broadcom that the estimated results will be achieved. Projections and estimates are necessarily speculative in nature and actual results may vary materially from the guidance we provide today.
The guidance set forth in the above table should be read together with the information under the caption, “Cautions regarding Forward Looking Statements” above, our Annual Report on Form 10-K for the year ended December 31, 2009, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and our other Securities and Exchange Commission filings. We undertake no obligation to publicly update or revise any forward-looking statements, including the guidance set forth herein, except as required by law.
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